UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 28, 2024

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 28, 2024, Augusta Gold Corp., a Nevada corporation (the “Company”), entered into Amendment Number One (the “Amendment”) to its amended and restated secured promissory note issued to Augusta Investments Inc. (the “Lender”) on September 13, 2022, as amended and restated on March 27, 2024 (the “Amended and Restated Note”).

The Amendment amends Section 1 of the Note to change the outside maturity date of the Amended and Restated Note from June 30, 2024, to September 30, 2024. In consideration for the Lender granting an extension to the maturity date, the Company has agreed to pay to the Lender an extension fee of $30,399, which amount will be accrued and due on the maturity date.

In connection with the Amendment, the Company and the Lender executed an amended Schedule A (the “Amended Schedule A”) to the Amended and Restated Note to add the amount of the Extension Fee to the principal amount of the Amended and Restated Note. As amended by the Amended Schedule A, the Amended and Restated Note is for a principal amount of $24,349,251.60.

Other than the amendment to the definition of maturity date under the Amended and Restated Note and the agreement to pay the extension fee, the Amendment and the Amended Schedule A do not otherwise amend, alter, supplement or change the provisions of the Amended and Restated Note and the Amended and Restated Note remains an outstanding obligation of the Company. The Amended and Restated Note has the amended terms and conditions as disclosed in Item 1.01 of the Company’s Current Report on Form 8-K as filed on March 28, 2024 and otherwise has the same terms and conditions of the original Note, as disclosed in Item 1.01 of the Company’s Current Report on Form 8-K as filed on September 19, 2022, both of which disclosures are incorporated herein by reference.

The foregoing summary of the material terms of the Amendment and the Amended Schedule A do not purport to be complete and are qualified in their entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto, and the Amended Schedule A, which is filed as Exhibit 10.2 hereto, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Amendment Number One dated June 28, 2024, to the Amended and Restated Note
10.2	Amended Schedule A dated June 28, 2024, to the Amended and Restated Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: July 5, 2024	By:	/s/ Purni Parikh
	Name:	Purni Parikh
	Title:	Sr VP, Corporate Affairs

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